UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04700

                         The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                               Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Semiannual Report — June 30, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Kevin V. Dreyer Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Robert D. Leininger, CFA Portfolio Manager BA, Amherst College MBA, Wharton School, University of Pennsylvania	Daniel M. Miller Managing Director, GAMCO Investors BS, University of Miami	Jennie Tsai Portfolio Manager BS, University of Virginia MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2018, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 1.3%, compared with total returns of 2.7% and (0.7)% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 6.1%. The Fund’s NAV per share was $6.26, while the price of the publicly traded shares closed at $6.26 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2018.

Comparative Results

Average Annual Returns through June 30, 2018 (a) (Unaudited)
	Year to Date	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	1.34%	13.76%	11.01%	10.03%	11.20%	8.79%	10.17%	10.92%
Investment Total Return (c)	6.06	12.45	9.91	9.06	10.44	8.86	10.09	10.64
S&P 500 Index	2.65	14.37	13.42	10.17	9.30	6.46	9.60	10.21(d)
Dow Jones Industrial Average	(0.73)	16.26	12.89	10.73	9.55	7.59	10.58	11.17(d)
Nasdaq Composite Index	9.38	23.71	18.61	13.96	12.01	8.13	10.81	10.82(e)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data are available.
(e)	From September 30, 1986, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2018:

The Gabelli Equity Trust Inc.

Food and Beverage	11.2%
Financial Services	9.4%
Entertainment	6.4%
Equipment and Supplies	5.8%
Health Care	5.3%
Diversified Industrial	4.9%
Consumer Services	4.3%
Energy and Utilities	4.2%
Consumer Products	4.1%
U.S. Government Obligations	4.0%
Business Services	3.7%
Automotive: Parts and Accessories	3.5%
Cable and Satellite	3.4%
Telecommunications	2.9%
Retail	2.6%
Broadcasting	2.5%
Aerospace and Defense	2.5%
Machinery	2.4%
Electronics	2.3%
Specialty Chemicals	2.2%

Hotels and Gaming	2.0%
Aviation: Parts and Services	1.5%
Environmental Services	1.5%
Wireless Communications	0.9%
Computer Software and Services	0.9%
Closed-End Funds	0.7%
Building and Construction	0.7%
Automotive	0.7%
Metals and Mining	0.7%
Real Estate	0.6%
Communications Equipment	0.5%
Transportation	0.5%
Publishing	0.5%
Agriculture	0.5%
Manufactured Housing and Recreational Vehicles	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended June 30, 2018 (Unaudited)

	Shares	Ownership at June 30, 2018

NET PURCHASES
Common Stocks
ACADIA Pharmaceuticals Inc.	8,500	8,500
Acuity Brands Inc.	3,500	7,000
Akorn Inc.	4,000	6,000
Alexion Pharmaceuticals Inc.	500	3,600
Allergan plc	600	19,600
Alphabet Inc., Cl. C	500	3,750
AmerisourceBergen Corp.	4,500	14,100
Anika Therapeutics Inc.	6,000	6,000
Arena Pharmaceuticals Inc.	1,000	2,500
AT&T Inc.(a)	172,152	257,152
Avon Products Inc.	10,000	110,000
Axalta Coating Systems Ltd.	2,000	19,000
Bed Bath & Beyond Inc.	4,000	24,000
Belmond Ltd., Cl. A	4,000	49,000
BioMarin Pharmaceutical Inc.	500	1,500
Bristol-Myers Squibb Co.	10,000	146,300
Cardinal Health Inc.	1,500	1,500
Cardiovascular Systems Inc.	1,000	3,000
Casey’s General Stores Inc.	2,000	10,000
CIRCOR International Inc.	15,000	109,000
Citigroup Inc.	9,000	97,000
Clovis Oncology Inc.	2,900	5,400
CNH Industrial NV	50,000	225,010
Conagra Brands Inc.	10,000	145,000
ConforMIS Inc.	17,740	49,056
Costco Wholesale Corp.	1,000	41,000
Cutera Inc.	6,900	6,900
Dell Technologies Inc., Cl. V	5,000	19,000
Dermira Inc.	6,000	6,000
Diebold Nixdorf Inc.	112,800	307,290
Discovery Inc., Cl. C	9,000	254,800
DISH Network Corp., Cl. A	50,000	152,400
DowDuPont Inc.	8,180	79,000
Electromed Inc.	19,367	25,267
Entercom Communications Corp., Cl. A	170,000	380,000
Evergy Inc.(b)	125,000	125,000
Flowserve Corp.	5,000	222,000
GCI Liberty Inc., Cl. A	31,537	81,935
General Electric Co.	14,000	404,000
Glaukos Corp.	166	2,767
GNC Holdings Inc., Cl. A	5,000	5,000
Gogo Inc.	115,000	273,700
Granite Construction Inc.	12,150	12,150
GVC Holdings plc(c)	41,557	41,557
Henry Schein Inc.	3,000	60,500
Hertz Global Holdings Inc.	96,920	300,000
Hewlett Packard Enterprise Co.	35,000	281,500
I3 Verticals Inc., Cl. A	200	200
Incyte Corp.	300	9,400
Internap Corp.	20,000	68,375

	Shares	Ownership at June 30, 2018

Jefferies Financial Group Inc.(d)	88,000	88,000
Jounce Therapeutics Inc.	7,000	7,000
Lannett Co. Inc.	7,500	7,500
LeMaitre Vascular Inc.	100	100
Lennar Corp., Cl. A	25,000	32,500
Liberty Global plc, Cl. C	5,000	387,893
Liberty Media Corp.-Liberty Formula One, Cl. A	22,401	84,250
Lowe’s Companies Inc.	29,000	29,000
Macquarie Infrastructure Corp.	7,700	90,000
Mallinckrodt plc	2,500	9,500
Melinta Therapeutics Inc.	6,500	6,500
Merck & Co. Inc.	10,000	105,200
Meridian Bioscience Inc.	4,000	4,000
MGM Resorts International	18,405	115,000
Molson Coors Brewing Co., Cl. B	26,000	26,000
MSG Networks Inc., Cl. A	2,000	289,600
Mueller Water Products Inc., Cl. A	84,713	222,000
Myriad Genetics Inc.	1,000	1,000
Natus Medical Inc.	2,303	2,303
Nektar Therapeutics	3,500	3,500
Nevro Corp.	1,000	1,000
NextEra Energy Partners LP	5,000	5,000
nVent Electric plc(e)	35,000	35,000
Orthofix International NV	2,000	2,000
Patterson Cos., Inc.	700	7,500
Patterson-UTI Energy Inc.	15,000	66,000
PetMed Express Inc.	2,300	2,300
Qurate Retail Inc.(f)	256,665	256,665
Ra Pharmaceuticals Inc.	12,037	12,037
Regeneron Pharmaceuticals Inc.	100	900
Rolls-Royce Holdings plc, Cl. C	85,839,000	85,839,000
Royce Value Trust Inc.(g)	30,000	30,000
RPC Inc.	20,000	55,805
Sika AG(h)	12,000	12,000
Tenneco Inc.	5,000	62,013
Terex Corp.	4,000	4,000
TESARO Inc.	2,400	4,800
The J.M. Smucker Co.	16,500	19,500
The New Germany Fund Inc.	5,799	154,038
The St. Joe Co.	50,000	320,000
Trinity Industries Inc.	16,000	62,000
Twenty-First Century Fox Inc., Cl. B	10,000	400,000
United Therapeutics Corp.	1,000	3,700
Wyndham Hotels & Resorts Inc.(i)	4,000	4,000
Zimmer Biomet Holdings Inc.	400	18,000
Zosano Pharma Corp.	16,297	16,297
Rights
Ladbrokes plc, CVR	579,400	579,400
Royce Value Trust Inc., expire 07/05/18(g)	30,000	30,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended June 30, 2018 (Unaudited)

	Shares	Ownership at June 30, 2018

NET SALES
Common Stocks
AdvanSix Inc.	(1,320)	11,000
AMC Networks Inc., Cl. A	(8,000)	245,600
Aramark	(7,500)	—
Armstrong Flooring Inc.	(6,000)	50,000
Baxter International Inc.	(4,000)	13,000
Blackhawk Network Holdings Inc.	(74,123)	—
Brown-Forman Corp., Cl. B	(2,000)	49,300
CBS Corp., Cl. A, Voting	(1,000)	240,300
CIT Group Inc.	(1,800)	11,000
CommerceHub Inc.	(4,733)	—
CommerceHub Inc.	(9,466)	—
ConocoPhillips	(3,100)	177,000
CSRA Inc.	(28,000)	—
Diageo plc.	(3,340)	133,000
Donnelley Financial Solutions, Inc.	(2,000)	50,000
DST Systems Inc.	(40,000)	—
Edgewell Personal Care Co.	(15,000)	183,000
Energizer Holdings Inc.	(2,000)	139,000
General Mills Inc.	(15,000)	40,000
Gerber Scientific Inc., Escrow	(60,000)	—
Grupo Televisa SAB	(40,000)	516,000
H&R Block Inc.	(5,000)	63,000
H.B. Fuller Co.	(3,000)	31,000
HD Supply Holdings Inc.	(19,100)	—
International Flavors & Fragrances Inc.	(5,000)	65,000
Johnson Controls International plc.	(10,000)	328,342
Ladbrokes Coral Group plc(c)	(579,400)	—
Lamb Weston Holdings Inc.	(30,000)	56,666
Layne Christensen Co.	(45,000)	—
Leucadia National Corp.(d)	(88,000)	—
Liberty Interactive Corp. QVC Group, Cl. A(f)	(261,665)	—
Macy’s Inc.	(15,000)	311,000
Maple Leaf Foods Inc.	(5,000)	40,000
Marsh & McLennan Companies Inc.	(25,000)	100,000
Monsanto Co.	(12,000)	—
NeoGenomics Inc.	(71,763)	41,237
News Corp., Cl. B	(18,000)	115,600
NuVasive Inc.	(24,263)	34,500

	Shares	Ownership at June 30, 2018

O’Reilly Automotive Inc.	(1,000)	79,500
Pandora Media Inc.	(114,100)	200,900
Penske Automotive Group Inc.	(100)	29,900
PepsiCo Inc.	(5,000)	160,000
Sika AG(h)	(200)	—
Stericycle Inc.	(10,000)	2,000
Sulzer AG	(3,000)	11,500
T. Rowe Price Group Inc.	(10,000)	102,400
Telefonica SA	(35,000)	560,739
Textron Inc.	(10,000)	61,000
Time Warner Inc.(a)	(126,800)	—
UnitedHealth Group Inc.	(1,500)	54,500
Viacom Inc., Cl. A	(3,832)	280,715
Wells Fargo & Co.	(5,000)	230,000
Westar Energy Inc., Cl. A(b)	(136,001)	—
Wyndham Worldwide Corp.(i)	(4,000)	—

(a)	Merger - 1.437 AT&T Inc. (00206R102) shares plus cash dividend of $53.75 for every 1 share of Time Warner Inc. (887317303) held. 10,060 shares of AT&T Inc. were sold after the merger.
(b)	Name and identifier change from Westar Energy Inc. Cl. A (95709T100) to Evergy Inc. (30034W106). 5,001 shares were sold after Name and Identifier change.
(c)	Exchange Offer - Cash Dividend of 0.931581 (GBP) plus 0.071724 GVC Holdings plc (B5VQMV6) share for every 1 share of Ladbrokes Coral Group plc (B0ZSH63) held.
(d)	Name and identifier change from Leucadia National Corp. (527288104) to Jefferies Financial Group Inc. (47233W109).
(e)	Spin-off - 1 share of nVent Electric plc (BDVJJQ5) for every 1 share of Pentair plc (BLS09M3)
(f)	Name and identifier change from Liberty Interactive Corp. QVC Group, Cl. A (53071M104) to Qurate Retail Inc. (74915M100). 5,000 shares were sold after Name and Identifier change.
(g)	Rights Offering - 1 Royce Value Trust Inc. Right for every 1 share of Royce Value Trust Inc. (780910105) held.
(h)	Stock Split - 60 New shares of Sika AG(BF2DSG3) for 1 share held of Sika AG(4808084)
(i)	Spin-off - 1 new Wyndham Hotels & Resorts Inc. (98311A1105) for every 1 share of Wyndham Worldwide Corp. (98310W108) held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 95.2%
	Food and Beverage — 11.2%
3,000	Ajinomoto Co. Inc.	$52,866	$56,794
105,200	Brown-Forman Corp., Cl. A	1,456,472	5,140,072
49,300	Brown-Forman Corp., Cl. B	1,130,138	2,416,193
63,800	Campbell Soup Co.	1,781,130	2,586,452
65,000	Chr. Hansen Holding A/S	2,725,303	6,004,906
15,000	Coca-Cola European Partners plc	275,290	609,600
145,000	Conagra Brands Inc.	4,627,818	5,180,850
30,000	Constellation Brands Inc., Cl. A	376,266	6,566,100
18,000	Crimson Wine Group Ltd.†	91,848	166,500
201,500	Danone SA	9,779,634	14,794,064
1,277,600	Davide Campari-Milano SpA	3,498,059	10,511,021
133,000	Diageo plc, ADR	12,147,290	19,153,330
112,400	Dr Pepper Snapple Group Inc.	6,285,758	13,712,800
80,000	Flowers Foods Inc.	263,976	1,666,400
76,200	Fomento Economico Mexicano SAB de CV, ADR	1,872,322	6,689,598
40,000	General Mills Inc.	1,885,325	1,770,400
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,248	3,602,752
41,300	Heineken NV	1,962,995	4,148,762
8,000	Hostess Brands Inc.†	96,065	108,800
11,000	Ingredion Inc.	162,440	1,217,700
105,000	ITO EN Ltd.	2,422,898	4,865,194
27,000	Kellogg Co.	1,489,530	1,886,490
64,000	Kerry Group plc, Cl. A	735,609	6,685,429
56,666	Lamb Weston Holdings Inc.	1,974,079	3,882,188
9,700	LVMH Moet Hennessy Louis Vuitton SE	335,341	3,230,652
40,000	Maple Leaf Foods Inc.	735,511	1,011,372
26,000	Molson Coors Brewing Co., Cl. B	1,616,623	1,769,040
365,000	Mondelēz International Inc., Cl. A	13,315,052	14,965,000
14,000	Morinaga Milk Industry Co. Ltd.	299,202	523,506
41,000	Nestlé SA	1,791,828	3,183,783
160,000	PepsiCo Inc.	11,303,090	17,419,200
39,200	Pernod Ricard SA	3,228,300	6,404,316
36,000	Post Holdings Inc.†	1,666,611	3,096,720
40,000	Remy Cointreau SA	2,377,486	5,185,038
99,600	The Coca-Cola Co.	3,092,328	4,368,456
32,000	The Hain Celestial Group Inc.†	214,736	953,600
19,500	The J.M. Smucker Co.	1,818,332	2,095,860
85,000	The Kraft Heinz Co.	4,069,470	5,339,700
134,930	Tootsie Roll Industries Inc.	1,755,700	4,162,591
48,000	Tyson Foods Inc., Cl. A	397,211	3,304,800
341,000	Yakult Honsha Co. Ltd.	9,700,538	22,791,853

		117,434,718	223,227,882

Shares		Cost	Market Value

	Financial Services — 9.4%
362,000	American Express Co.(a)	$26,543,022	$35,476,000
25,000	American International Group Inc.	1,374,505	1,325,500
16,698	Argo Group International Holdings Ltd.	389,834	970,989
72,000	Banco Santander SA, ADR	545,542	384,480
41,000	Bank of America Corp.	1,321,492	1,155,790
114	Berkshire Hathaway Inc., Cl. A†	335,298	32,152,561
11,000	CIT Group Inc.	479,878	554,510
97,000	Citigroup Inc.	4,773,237	6,491,240
9,000	Cullen/Frost Bankers Inc.	665,261	974,160
30,000	Deutsche Bank AG	778,621	318,600
11,000	Financial Engines Inc.	364,369	493,900
30,000	FNF Group	1,064,754	1,128,600
63,000	H&R Block Inc.	1,483,396	1,435,140
200	I3 Verticals Inc., Cl. A†	2,600	3,044
40,000	Interactive Brokers Group Inc., Cl. A	643,310	2,576,400
100,000	Janus Henderson Group plc	3,032,331	3,073,000
88,000	Jefferies Financial Group Inc.	1,259,355	2,001,120
61,400	JPMorgan Chase & Co.	3,250,397	6,397,880
29,800	Kinnevik AB, Cl. A	494,015	1,021,420
145,000	Legg Mason Inc.	4,109,572	5,035,850
14,000	Loews Corp.	558,454	675,920
100,000	Marsh & McLennan Companies Inc.	2,994,426	8,197,000
9,000	Moody’s Corp.	312,150	1,535,040
60,000	Och-Ziff Capital Management Group LLC, Cl. A	139,275	115,800
20,000	PayPal Holdings Inc.†	651,955	1,665,400
75,300	S&P Global Inc.	4,144,836	15,352,917
124,100	State Street Corp.	5,719,002	11,552,469
17,000	SunTrust Banks Inc.	358,050	1,122,340
10,000	Synchrony Financial	275,012	333,800
102,400	T. Rowe Price Group Inc.	4,235,651	11,887,616
212,500	The Bank of New York Mellon Corp.	6,816,744	11,460,125
20,000	The Charles Schwab Corp.	292,250	1,022,000
12,300	The Dun & Bradstreet Corp.	292,691	1,508,595
10,000	The PNC Financial Services Group Inc.	956,448	1,351,000
3,000	TransUnion	128,898	214,920
13,000	W. R. Berkley Corp.	476,775	941,330
170,000	Waddell & Reed Financial Inc., Cl. A	3,871,168	3,054,900
230,000	Wells Fargo & Co.	7,227,021	12,751,200

		92,361,595	187,712,556

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Entertainment — 6.4%
32,358	Charter Communications Inc., Cl. A†	$6,682,641	$9,487,689
41,600	Discovery Inc., Cl. A†	1,391,742	1,144,000
254,800	Discovery Inc., Cl. C†	3,084,618	6,497,400
50,000	Entertainment One Ltd.	140,629	242,702
90,000	Genting Singapore Ltd.	74,910	80,587
516,000	Grupo Televisa SAB, ADR	8,157,920	9,778,200
21,500	Liberty Media Corp.-Liberty Braves, Cl. A†	479,343	552,765
91,758	Liberty Media Corp.-Liberty Braves, Cl. C†	1,634,552	2,372,862
48,641	Lions Gate Entertainment Corp., Cl. B	1,269,530	1,141,118
10,000	Live Nation Entertainment Inc.†	274,451	485,700
18,000	Pinnacle Entertainment Inc.†	201,240	607,140
10,000	Reading International Inc., Cl. A†	160,239	159,500
100,667	The Madison Square Garden Co, Cl. A†	6,632,822	31,225,897
40,000	Tokyo Broadcasting System Holdings Inc.	796,181	898,884
515,200	Twenty-First Century Fox Inc., Cl. A	5,438,417	25,600,288
400,000	Twenty-First Century Fox Inc., Cl. B	9,323,151	19,708,000
65,000	Universal Entertainment Corp.†	931,984	2,923,723
280,715	Viacom Inc., Cl. A	13,186,809	9,951,347
230,000	Vivendi SA.	5,560,746	5,640,481

		65,421,925	128,498,283

	Equipment and Supplies — 5.8%
413,000	AMETEK Inc.	10,597,950	29,802,080
7,000	Amphenol Corp., Cl. A	12,928	610,050
109,000	CIRCOR International Inc.	3,973,841	4,028,640
325,800	Donaldson Co. Inc.	5,608,036	14,700,096
222,000	Flowserve Corp.	5,001,162	8,968,800
37,400	Franklin Electric Co. Inc.	215,706	1,686,740
213,000	IDEX Corp.	12,008,614	29,070,240
43,000	Ingersoll-Rand plc	928,418	3,858,390
100,000	Mueller Industries Inc.	2,565,501	2,951,000
222,000	Mueller Water Products Inc., Cl. A	2,523,927	2,601,840
13,000	Sealed Air Corp.	208,280	551,850
45,000	Tenaris SA, ADR	1,981,220	1,637,550
1,000	The Manitowoc Co. Inc.†	5,854	25,860
80,000	The Timken Co.	3,018,718	3,484,000
59,600	The Weir Group plc	250,790	1,573,140
131,000	Watts Water Technologies Inc., Cl. A	4,441,350	10,270,400
4,000	Welbilt Inc.†	19,596	89,240

		53,361,891	115,909,916

Shares		Cost	Market Value

	Health Care — 5.3%
8,500	ACADIA Pharmaceuticals Inc.†	$136,917	$129,795
6,000	Akorn Inc.†	87,260	99,540
3,600	Alexion Pharmaceuticals Inc.†	396,108	446,940
19,600	Allergan plc	3,563,580	3,267,712
14,100	AmerisourceBergen Corp.	1,324,703	1,202,307
34,000	Amgen Inc.	2,704,197	6,276,060
6,000	Anika Therapeutics Inc.†	207,118	192,000
2,500	Arena Pharmaceuticals Inc.†	82,650	109,000
5,200	AtriCure Inc.†	88,194	140,660
20,771	Axovant Sciences Ltd.†	46,536	46,942
13,000	Baxter International Inc.	400,407	959,920
9,200	Biogen Inc.†	1,702,446	2,670,208
1,500	BioMarin Pharmaceutical Inc.†	118,526	141,300
4,123,971	BioScrip Inc.†	8,792,953	12,083,235
250,000	Boston Scientific Corp.†	5,816,140	8,175,000
146,300	Bristol-Myers Squibb Co.	7,608,977	8,096,242
1,500	Cardinal Health Inc.	79,045	73,245
3,000	Cardiovascular Systems Inc.†	64,060	97,020
5,400	Clovis Oncology Inc.†	289,295	245,538
49,056	ConforMIS Inc.†	97,356	61,320
6,900	Cutera Inc.†	278,412	278,070
6,000	Dermira Inc.†	56,600	55,200
25,267	Electromed Inc.†	128,953	136,947
26,000	Endo International plc†	196,218	245,180
20,000	Express Scripts Holding Co.†	1,359,191	1,544,200
10,370	GenMark Diagnostics Inc.†	44,815	66,161
2,767	Glaukos Corp.†	80,043	112,451
10,000	Globus Medical Inc., Cl. A†	242,347	504,600
60,500	Henry Schein Inc.†	1,974,138	4,394,720
9,400	Incyte Corp.†	974,855	629,800
46,800	Indivior plc†	28,408	236,681
37,000	Johnson & Johnson	2,476,432	4,489,580
7,000	Jounce Therapeutics Inc.†	54,040	53,620
55,287	K2M Group Holdings Inc.†	987,621	1,243,957
7,500	Lannett Co. Inc.†	107,000	102,000
100	LeMaitre Vascular Inc.	3,002	3,348
9,500	Mallinckrodt plc†	140,990	177,270
6,500	Melinta Therapeutics Inc.†	34,278	41,275
105,200	Merck & Co. Inc.	2,816,088	6,385,640
4,000	Meridian Bioscience Inc.	59,880	63,600
1,000	Myriad Genetics Inc.†	27,520	37,370
2,303	Natus Medical Inc.†	79,718	79,453
3,500	Nektar Therapeutics†	179,790	170,905
41,237	NeoGenomics Inc.†	307,278	540,617
1,000	Nevro Corp.†	76,769	79,850
84,000	Novartis AG, ADR	3,841,437	6,345,360

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
34,500	NuVasive Inc.†	$1,883,116	$1,798,140
2,000	Orthofix International NV†	107,164	113,640
7,500	Patterson Cos., Inc.	178,615	170,025
12,037	Ra Pharmaceuticals Inc.†	75,868	119,768
900	Regeneron Pharmaceuticals Inc.†	299,790	310,491
1,500	Shire plc, ADR	289,815	253,200
20,635	Tandem Diabetes Care Inc.†	60,439	454,383
4,800	TESARO Inc.†	256,894	213,456
5,000	Teva Pharmaceutical Industries Ltd., ADR	91,150	121,600
3,700	United Therapeutics Corp.†	439,066	418,655
54,500	UnitedHealth Group Inc.	5,630,755	13,371,030
4,000	Valeant Pharmaceuticals International Inc.†	74,070	92,960
4,000	Waters Corp.†	285,470	774,360
250,000	William Demant Holding A/S†	2,276,453	10,062,775
18,000	Zimmer Biomet Holdings Inc.	1,647,346	2,005,920
35,000	Zoetis Inc.	1,122,327	2,981,650
16,297	Zosano Pharma Corp.†	66,734	66,492

		64,947,363	105,860,384

	Diversified Industrial — 4.9%
7,000	Acuity Brands Inc.	905,191	811,090
160,000	Ampco-Pittsburgh Corp.†	2,128,534	1,640,000
170,100	Crane Co.	6,754,783	13,630,113
404,000	General Electric Co.	7,901,188	5,498,440
127,000	Greif Inc., Cl. A	2,692,735	6,717,030
10,000	Greif Inc., Cl. B	635,644	576,000
76,442	Griffon Corp.	1,430,038	1,360,668
313,000	Honeywell International Inc.	26,921,363	45,087,650
97,000	ITT Inc.	1,308,580	5,070,190
11,000	Jardine Strategic Holdings Ltd.	222,951	401,280
40,000	Kennametal Inc.	895,654	1,436,000
50,000	Myers Industries Inc.	818,952	960,000
35,000	nVent Electric plc†	381,839	878,500
85,000	Park-Ohio Holdings Corp.	892,930	3,170,500
9,666	Rayonier Advanced Materials Inc.	160,768	165,192
30,000	Rexnord Corp.†	630,867	871,800
23,000	ServiceMaster Global Holdings Inc.†	955,911	1,367,810
11,500	Sulzer AG	592,231	1,400,485
4,000	Terex Corp.	161,160	168,760
61,000	Textron Inc.	3,593,141	4,020,510
100,000	Toray Industries Inc.	771,663	789,414
12,000	Tredegar Corp.	171,530	282,000
62,000	Trinity Industries Inc.	1,131,942	2,124,120

		62,059,595	98,427,552

Shares		Cost	Market Value

	Consumer Services — 4.3%
20,000	eBay Inc.†	$416,823	$725,200
81,935	GCI Liberty Inc., Cl. A†	2,568,866	3,693,630
39,000	IAC/InterActiveCorp.†	996,556	5,947,110
18,642	Liberty Expedia Holdings Inc., Cl. A†	411,913	819,129
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	338,100
5,000	Matthews International Corp., Cl. A	265,098	294,000
256,665	Qurate Retail Inc.†	4,258,034	5,446,431
1,318,000	Rollins Inc.	36,652,609	69,300,440

		45,816,958	86,564,040

	Energy and Utilities — 4.2%
11,000	ABB Ltd., ADR	171,270	239,470
39,000	Anadarko Petroleum Corp.	2,262,604	2,856,750
59,000	Apache Corp.	2,771,519	2,758,250
80,000	Baker Hughes, a GE Company	3,044,117	2,642,400
80,000	BP plc, ADR	3,952,168	3,652,800
16,000	CMS Energy Corp.	102,219	756,480
177,000	ConocoPhillips	8,168,800	12,322,740
204,000	El Paso Electric Co.	5,709,272	12,056,400
98,400	Enbridge Inc.	2,488,608	3,511,896
125,000	Evergy Inc.	7,023,075	7,018,750
24,000	Eversource Energy	545,324	1,406,640
51,600	Exxon Mobil Corp.	2,263,473	4,268,868
15,000	Forum Energy Technologies Inc.†	218,950	185,250
140,000	GenOn Energy Inc., Escrow†(b)	0	0
206,700	Halliburton Co.	4,633,259	9,313,902
4,000	Marathon Oil Corp.	111,366	83,440
22,000	Marathon Petroleum Corp.	836,230	1,543,520
20,000	Murphy USA Inc.†	886,754	1,485,800
43,000	National Fuel Gas Co.	2,630,792	2,277,280
13,000	NextEra Energy Inc.	762,169	2,171,390
5,000	NextEra Energy Partners LP	218,452	233,350
1,000	Niko Resources Ltd., OTC†	54,403	41
3,000	Niko Resources Ltd., Toronto†	923	137
32,400	Oceaneering International Inc.	437,629	824,904
66,000	Patterson-UTI Energy Inc.	1,340,908	1,188,000
14,000	PG&E Corp.	603,593	595,840
32,100	Phillips 66	2,587,758	3,605,151
120,000	Rowan Companies plc, Cl. A†	4,470,497	1,946,400
55,805	RPC Inc.	899,440	813,079
15,000	Southwest Gas Holdings Inc.	347,695	1,144,050
111,500	The AES Corp.	981,563	1,495,215
347,300	Weatherford International plc†	1,227,880	1,142,617

		61,752,710	83,540,810

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products — 4.1%
110,000	Avon Products Inc.†	$327,016	$178,200
14,100	Christian Dior SE	534,292	5,898,121
27,000	Church & Dwight Co. Inc.	383,636	1,435,320
45,600	Coty Inc., Cl. A	792,711	642,960
183,000	Edgewell Personal Care Co.†	14,534,106	9,234,180
139,000	Energizer Holdings Inc.	5,161,681	8,751,440
27,600	Essity AB, Cl. B	294,742	681,622
2,100	Givaudan SA	725,396	4,775,523
90,000	Hanesbrands Inc.	775,521	1,981,800
23,800	Harley-Davidson Inc.	1,105,662	1,001,504
1,270	Hermes International	444,999	776,852
33,000	Mattel Inc.	517,036	541,860
11,000	National Presto Industries Inc.	529,994	1,364,000
10,000	Oil-Dri Corp. of America	171,255	421,400
46,800	Reckitt Benckiser Group plc	1,391,995	3,853,471
27,600	Svenska Cellulosa AB, Cl. B	73,685	299,889
814,900	Swedish Match AB	10,248,449	40,368,563

		38,012,176	82,206,705

	Business Services — 3.7%
14,334	Allegion plc	232,677	1,108,878
160,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,036,770	688,000
307,290	Diebold Nixdorf Inc.	5,794,516	3,672,115
50,000	Donnelley Financial Solutions, Inc.†	1,077,687	868,500
3,000	Edenred	38,786	94,802
25,000	Emerald Expositions Events Inc.	425,000	515,000
61,761	First Data Corp., Cl. A†	966,559	1,292,658
160,000	G4S plc	0	565,275
16,000	Jardine Matheson Holdings Ltd.	534,478	1,009,600
90,000	Macquarie Infrastructure Corp.	4,143,815	3,798,000
258,000	Mastercard Inc., Cl. A	18,345,965	50,702,160
2,000	Stericycle Inc.†	121,524	130,580
285,000	The Interpublic Group of Companies Inc.	4,468,766	6,680,400
10,000	Vectrus Inc.†	106,200	308,200
12,800	Visa Inc., Cl. A	140,800	1,695,360

		37,433,543	73,129,528

	Automotive: Parts and Accessories — 3.5%
16,662	Adient plc	783,114	819,604
9,500	Aptiv plc	537,675	870,485
107,600	BorgWarner Inc.	4,288,790	4,644,016
231,900	Dana Inc.	2,502,902	4,682,061
15,000	Delphi Technologies plc	755,120	681,900
249,200	Genuine Parts Co.	12,659,575	22,874,068

Shares		Cost	Market Value

160,000	Modine Manufacturing Co.†	$2,927,626	$2,920,000
79,500	O’Reilly Automotive Inc.†	13,735,694	21,748,815
111,000	Standard Motor Products Inc.	1,220,821	5,365,740
73,000	Superior Industries International Inc.	1,462,789	1,306,700
62,013	Tenneco Inc.	3,612,992	2,726,091
14,000	Visteon Corp.†	764,850	1,809,360

		45,251,948	70,448,840

	Cable and Satellite — 3.4%
245,600	AMC Networks Inc., Cl. A†	11,872,791	15,276,320
600	Cable One Inc.	213,881	439,974
160,000	Comcast Corp., Cl. A	3,263,185	5,249,600
152,400	DISH Network Corp., Cl. A†	6,109,982	5,122,164
31,933	EchoStar Corp., Cl. A†	1,281,193	1,417,825
145,605	Liberty Global plc, Cl. A†	2,504,125	4,009,962
387,893	Liberty Global plc, Cl. C†	8,097,929	10,321,833
21,712	Liberty Latin America Ltd., Cl. A†	407,240	415,133
42,918	Liberty Latin America Ltd., Cl. C†	1,218,719	831,751
1,000	Naspers Ltd., Cl. N	256,872	254,055
427,890	Rogers Communications Inc., New York, Cl. B	5,497,531	20,307,659
19,310	Rogers Communications Inc., Toronto, Cl. B	137,424	917,139
120,000	Shaw Communications Inc., New York, Cl. B	354,632	2,442,000
40,000	Shaw Communications Inc., Toronto, Cl. B	52,983	814,818

		41,268,487	67,820,233

	Telecommunications — 2.8%
257,152	AT&T Inc.	7,885,192	8,257,151
55,400	BCE Inc.	1,851,178	2,243,146
914,200	BT Group plc, Cl. A	3,780,313	2,627,788
7,040,836	Cable & Wireless Jamaica Ltd.†	128,658	80,061
45,250	CenturyLink Inc.	679,142	843,460
100,000	Cincinnati Bell Inc.†	1,799,988	1,570,000
100,000	Deutsche Telekom AG, ADR	1,656,300	1,543,500
273,700	Gogo Inc.†	2,115,294	1,330,182
32,001	Harris Corp.	2,556,439	4,625,425
36,000	Hellenic Telecommunications Organization SA	452,922	445,633
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	93,660
264,732	Koninklijke KPN NV	448,166	720,330
43,000	Loral Space & Communications Inc.†	1,684,160	1,616,800
22,000	Oi SA, ADR†	1,739,813	18,260
40,053	Sprint Corp.†	224,220	217,888
21,000	Telecom Argentina SA, ADR	127,554	372,540

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications (Continued)
535,000	Telecom Italia SpA†	$2,073,015	$398,231
70,000	Telefonica Brasil SA, ADR	726,827	830,900
560,739	Telefonica SA, ADR	8,069,428	4,783,104
563,700	Telephone & Data Systems Inc.	23,634,535	15,456,654
105,000	Telesites SAB de CV†	79,714	76,608
25,000	TELUS Corp.	233,734	888,069
119,000	Verizon Communications Inc.	4,950,353	5,986,890
48,027	Vodafone Group plc, ADR	2,096,997	1,167,536
20,000	Zayo Group Holdings Inc.†	646,738	729,600

		69,731,742	56,923,416

	Retail — 2.6%
95,300	AutoNation Inc.†	3,084,605	4,629,674
24,000	Bed Bath & Beyond Inc.	515,917	478,200
10,000	Casey’s General Stores Inc.	1,093,825	1,050,800
41,000	Costco Wholesale Corp.	3,770,311	8,568,180
124,000	CVS Health Corp.	9,671,463	7,979,400
9,000	Denny’s Corp.†	101,644	143,370
5,000	GNC Holdings Inc., Cl. A†	15,900	17,600
300,000	Hertz Global Holdings Inc.†	4,455,939	4,602,000
100,000	J.C. Penney Co. Inc.†	969,807	234,000
29,000	Lowe’s Companies Inc.	2,547,148	2,771,530
311,000	Macy’s Inc.	5,998,934	11,640,730
29,900	Penske Automotive Group Inc.	1,363,166	1,400,815
2,300	PetMed Express Inc.	81,355	101,315
50,000	Rite Aid Corp.†	116,990	86,500
33,300	Sally Beauty Holdings Inc.†	264,056	533,799
17,000	The Cheesecake Factory Inc.	553,064	936,020
2,500	Tiffany & Co.	142,575	329,000
13,000	United Natural Foods Inc.†	446,782	554,580
10,000	Vitamin Shoppe, Inc.†	37,250	69,500
62,000	Walgreens Boots Alliance Inc.	2,261,145	3,720,930
32,000	Walmart Inc.	1,618,504	2,740,800

		39,110,380	52,588,743

	Broadcasting — 2.5%
240,300	CBS Corp., Cl. A, Voting	7,190,946	13,610,592
10,000	CBS Corp., Cl. B, Non-Voting	576,806	562,200
2,000	Cogeco Inc.	39,014	88,419
17,334	Corus Entertainment Inc., OTC, Cl. B	30,215	65,020
6,666	Corus Entertainment Inc., Toronto, Cl. B	12,406	25,150
380,000	Entercom Communications Corp., Cl. A	3,650,387	2,869,000
16,000	Gray Television Inc.†	14,422	252,800
19,250	Liberty Broadband Corp., Cl. A†	608,060	1,456,070

Shares		Cost	Market Value

63,192	Liberty Broadband Corp., Cl. C†	$2,222,510	$4,784,898
84,250	Liberty Media Corp.-Liberty Formula One, Cl. A†	2,367,640	2,974,867
52,250	Liberty Media Corp.-Liberty Formula One, Cl. C†	1,197,836	1,940,043
75,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	1,647,568	3,378,750
148,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	3,754,526	6,713,280
289,600	MSG Networks Inc., Cl. A†	1,709,084	6,935,920
15,000	Nexstar Media Group Inc., Cl. A	920,250	1,101,000
200,900	Pandora Media Inc.†	916,131	1,583,092
33,700	Sinclair Broadcast Group Inc., Cl. A	1,092,048	1,083,455
85,200	Television Broadcasts Ltd.	339,712	269,861
20,000	Tribune Media Co., Cl. A	859,830	765,400

		29,149,391	50,459,817

	Aerospace and Defense — 2.5%
275,000	Aerojet Rocketdyne Holdings Inc.†	2,667,908	8,109,750
1,246,553	BBA Aviation plc	2,811,697	5,616,497
35,800	Kaman Corp.	881,634	2,494,902
17,500	Northrop Grumman Corp.	900,365	5,384,750
4,651	Rockwell Collins Inc.	455,750	626,397
1,209,000	Rolls-Royce Holdings plc	9,301,551	15,767,484
85,839,000	Rolls-Royce Holdings plc, Cl. C†(b)	119,570	113,286
35,000	The Boeing Co.	4,572,412	11,742,850

		21,710,887	49,855,916

	Machinery — 2.4%
7,000	Astec Industries Inc.	413,393	418,600
12,800	Caterpillar Inc.	86,323	1,736,576
225,010	CNH Industrial NV	2,602,138	2,369,355
185,000	Deere & Co.(a)	6,493,015	25,863,000
2,250	Roper Technologies Inc.	417,199	620,797
252,000	Xylem Inc.	9,757,423	16,979,760

		19,769,491	47,988,088

	Electronics — 2.3%
20,000	Bel Fuse Inc., Cl. A	547,758	428,000
4,000	Hitachi Ltd., ADR	287,076	282,040
50,000	Intel Corp.	1,074,470	2,485,500
328,342	Johnson Controls International plc	12,153,028	10,983,040
34,170	Koninklijke Philips NV	180,354	1,444,366
2,400	Mettler-Toledo International Inc.†	337,270	1,388,712
40,000	TE Connectivity Ltd.	1,553,958	3,602,400

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
238,000	Texas Instruments Inc.	$10,789,062	$26,239,500

		26,922,976	46,853,558

	Specialty Chemicals — 2.2%
11,000	AdvanSix Inc.†	134,544	402,930
12,000	Air Products & Chemicals Inc.	2,000,681	1,868,760
11,000	Ashland Global Holdings Inc.	541,523	859,980
19,000	Axalta Coating Systems Ltd.†	608,148	575,890
79,000	DowDuPont Inc.	4,681,667	5,207,680
390,000	Ferro Corp.†	4,400,557	8,131,500
10,000	FMC Corp.	302,919	892,100
31,000	H.B. Fuller Co.	992,607	1,664,080
65,000	International Flavors & Fragrances Inc.	4,410,527	8,057,400
250,000	OMNOVA Solutions Inc.†	1,510,742	2,600,000
167,800	Sensient Technologies Corp.	7,361,818	12,006,090
18,000	SGL Carbon SE†	252,978	193,598
2,000	The Chemours Co.	22,594	88,720
25,000	Valvoline Inc.	478,301	539,250

		27,699,606	43,087,978

	Hotels and Gaming — 2.0%
16,000	Accor SA	549,282	785,136
49,000	Belmond Ltd., Cl. A†	668,085	546,350
41,557	GVC Holdings plc	538,448	576,419
8,000	Hyatt Hotels Corp., Cl. A	263,258	617,200
20,000	ILG Inc.	338,287	660,600
34,000	Las Vegas Sands Corp.	632,350	2,596,240
4,458,500	Mandarin Oriental International Ltd.	7,820,217	10,388,305
15,000	Marriott International, Inc., Cl. A	1,229,670	1,899,000
70,000	MGM China Holdings Ltd.	137,917	162,384
115,000	MGM Resorts International	3,420,098	3,338,450
188,800	Ryman Hospitality Properties Inc., REIT	5,121,573	15,698,720
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	285,510
4,000	Wyndham Destinations Inc.	130,024	177,080
4,000	Wyndham Hotels & Resorts Inc.	152,872	235,320
6,000	Wynn Resorts Ltd.	469,634	1,004,040

		21,627,165	38,970,754

	Aviation: Parts and Services — 1.5%
41,666	Arconic Inc.	805,593	708,739
234,300	Curtiss-Wright Corp.	15,555,508	27,886,386
25,500	KLX Inc.†.	1,033,565	1,833,450

		17,394,666	30,428,575

	Environmental Services — 1.5%
35,000	Pentair plc	815,625	1,472,800

Shares		Cost	Market Value

237,100	Republic Services Inc.	$8,966,600	$16,208,156
153,600	Waste Management Inc.	5,303,785	12,493,824

		15,086,010	30,174,780

	Wireless Communications — 0.9%
25,000	Altice USA Inc., Cl. A	651,248	426,500
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	1,749,300
99,000	Millicom International Cellular SA, SDR	6,382,128	5,847,099
150,000	NTT DoCoMo Inc.	2,980,751	3,824,008
46,075	Tim Participacoes SA, ADR	352,294	776,825
25,000	T-Mobile US Inc.†	1,098,124	1,493,750
104,600	United States Cellular Corp.†	4,965,942	3,874,384

		17,165,719	17,991,866

	Computer Software and Services — 0.9%
3,750	Alphabet Inc., Cl. C†	3,205,479	4,183,687
15,000	Blucora Inc.†	74,987	555,000
6,000	Check Point Software Technologies Ltd.†	101,862	586,080
19,000	Dell Technologies Inc., Cl. V†	1,404,964	1,607,020
281,500	Hewlett Packard Enterprise Co.	4,024,137	4,112,715
68,375	Internap Corp.†	579,701	712,467
23,000	InterXion Holding NV†	338,737	1,435,660
2,004	Liq Participacoes SA†	68,885	305
20,900	Rockwell Automation Inc.	648,748	3,474,207
15,000	VeriFone Systems Inc.†	329,752	342,300

		10,777,252	17,009,441

	Building and Construction — 0.7%
50,000	Armstrong Flooring Inc.†	872,635	702,000
18,000	Assa Abloy AB, Cl. B	310,378	383,644
5,000	Dycom Industries Inc.†	413,996	472,550
80,000	Fortune Brands Home & Security Inc.	2,239,525	4,295,200
12,150	Granite Construction Inc.	573,982	676,269
89,159	Herc Holdings Inc.†	3,189,119	5,023,218
32,500	Lennar Corp., Cl. A	1,790,004	1,706,250
12,000	Sika AG	1,556,815	1,664,950

		10,946,454	14,924,081

	Automotive — 0.7%
80,000	General Motors Co.	3,044,272	3,152,000
158,000	Navistar International Corp.†	4,003,563	6,433,760
70,000	PACCAR Inc.	370,327	4,337,200

		7,418,162	13,922,960

	Metals and Mining — 0.7%
37,400	Agnico Eagle Mines Ltd.	1,530,570	1,714,042
54,000	Barrick Gold Corp.	1,581,120	709,020
30,000	Cleveland-Cliffs Inc.†	296,432	252,900
80,000	Freeport-McMoRan Inc.	1,408,020	1,380,800

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
4,300	Materion Corp.	$97,512	$232,845
50,000	New Hope Corp. Ltd.	67,580	110,637
143,600	Newmont Mining Corp.	5,120,536	5,415,156
175,000	TimkenSteel Corp.†	3,077,130	2,861,250
140,000	Turquoise Hill Resources Ltd.†	726,343	397,600
15,000	Vale SA, ADR	171,892	192,300

		14,077,135	13,266,550

	Real Estate — 0.6%
25,000	Forest City Realty Trust Inc., Cl. A, REIT	514,096	570,250
15,000	Gaming and Leisure Properties Inc., REIT	188,901	537,000
56,000	Griffin Industrial Realty Inc.	542,694	2,463,440
29,000	Rayonier Inc., REIT	454,837	1,122,010
320,000	The St. Joe Co.†	5,826,131	5,744,000
20,000	Weyerhaeuser Co., REIT	711,588	729,200

		8,238,247	11,165,900

	Communications Equipment — 0.5%
9,000	Apple Inc.	1,353,080	1,665,990
310,000	Corning Inc.	8,092,475	8,528,100

		9,445,555	10,194,090

	Transportation —0.5%
15,000	Daseke Inc.†	133,500	148,950
131,200	GATX Corp.	4,730,843	9,738,976

		4,864,343	9,887,926

	Publishing — 0.5%
1,100	Graham Holdings Co., Cl. B	588,093	644,710
81,700	Meredith Corp.	4,100,268	4,166,700
125,000	News Corp., Cl. A	1,939,129	1,937,500
115,600	News Corp., Cl. B	1,408,356	1,832,260
70,000	The E.W. Scripps Co., Cl. A	831,325	937,300

		8,867,171	9,518,470

	Agriculture — 0.5%
200,000	Archer-Daniels-Midland Co.	9,150,371	9,166,000
10,000	The Mosaic Co.	428,085	280,500

		9,578,456	9,446,500

	Manufactured Housing and Recreational Vehicles — 0.2%
5,000	Martin Marietta Materials Inc.	106,125	1,116,650
30,000	Nobility Homes Inc.	349,956	635,100
42,000	Skyline Champion Corp.	256,482	1,471,680

		712,563	3,223,430

	TOTAL COMMON STOCKS	1,115,416,280	1,901,229,568

	CLOSED-END FUNDS — 0.7%
130,000	Altaba Inc.†	2,884,194	9,517,300

Shares		Cost	Market Value
4,285	Royce Global Value Trust Inc.	$37,280	$45,035
30,000	Royce Value Trust Inc.	368,797	474,000
92,106	The Central Europe, Russia,
	and Turkey Fund Inc.	2,648,248	2,135,017
154,038	The New Germany Fund Inc.	2,077,654	2,809,653

		8,016,173	14,981,005

	TOTAL CLOSED-END FUNDS	8,016,173	14,981,005

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	515,202	1,038,450

	RIGHTS — 0.0%
	Entertainment — 0.0%
139,123	Media General Inc., CVR†(b)	0	0

	Financial Services — 0.0%
30,000	Royce Value Trust Inc., expire 07/05/18†(b)	0	7,500

	Hotels and Gaming — 0.0%
579,400	Ladbrokes plc, CVR†	1	27,910

	TOTAL RIGHTS	1	35,410

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 4.0%
$79,704,000	U.S. Treasury Bills, 1.638% to 2.092%††, 08/02/18 to 12/06/18	79,416,904	79,420,181

TOTAL INVESTMENTS — 100.0%		$1,203,364,560	1,996,704,614

Other Assets and Liabilities (Net)			(660,093)

PREFERRED STOCK (12,520,529 preferred shares outstanding)			(412,913,225)

NET ASSETS — COMMON STOCK (252,928,694 common shares outstanding)			$1,583,131,296

NET ASSET VALUE PER COMMON SHARE ($1,583,131,296 ÷ 252,928,694 shares outstanding)			$6.26

(a)	Securities, or a portion thereof, with a value of $54,166,000 were pledged as collateral for futures contracts.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2018 (Unaudited)

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	83.8%	$1,673,771,282
Europe	12.4	246,630,172
Japan	1.9	36,955,418
Latin America	1.3	26,547,906
Asia/Pacific	0.6	12,545,781
South Africa	0.0 *	254,055

Total Investments	100.0%	$1,996,704,614

*	Amount represents less than 0.05%.

As of June 30, 2018, futures contracts outstanding were as follows:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
S&P 500 E-Mini Futures	Short	74	09/21/18	$10,069,920	$(3,608)	$(3,608)

TOTAL FUTURES						$(3,608)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets:
Investments, at value (cost $1,203,364,560)	$1,996,704,614
Foreign currency, at value (cost $(3,319))	3,772
Deposit at brokers	455,840
Dividends receivable	2,675,969
Deferred offering expense	98,827
Prepaid expenses	14,177

Total Assets	1,999,953,199

Liabilities:
Payable to custodian	39,510
Distributions payable	251,436
Payable for investments purchased	1,079,409
Payable for investment advisory fees	1,526,521
Payable for payroll expenses	30,901
Payable for accounting fees	11,250
Payable for auction agent fees (a)	873,578
Variation margin payable	7,770
Other accrued expenses	88,303

Total Liabilities	3,908,678

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G (5.000%, $25 liquidation value, 3,280,477 shares authorized with 2,779,796 shares issued and outstanding)	69,494,900
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,172,873 shares issued and outstanding)	104,321,825
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000

Total Preferred Stock	412,913,225

Net Assets Attributable to Common Shareholders	$1,583,131,296

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$800,680,511
Distributions in excess of net investment income	(921,212)
Distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions	(9,969,786)
Net unrealized appreciation on investments	793,340,054
Net unrealized depreciation on futures contracts	(3,608)
Net unrealized appreciation on foreign currency translations	5,337

Net Assets	$1,583,131,296

Net Asset Value per Common Share:
($1,583,131,296 ÷ 252,928,694 shares outstanding at $0.001 par value; 337,024,900 shares authorized)	$6.26

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.

Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,072,556)	$16,715,005
Interest	965,809

Total Investment Income	17,680,814

Expenses:
Investment advisory fees	10,107,523
Shareholder communications expenses	181,078
Custodian fees	130,218
Directors’ fees	90,011
Payroll expenses	85,036
Legal and audit fees	73,611
Shareholder services fees	70,947
Accounting fees	22,500
Interest expense	4
Miscellaneous expenses	205,697

Total Expenses	10,966,625

Less:
Advisory fee reduction (See Note 3)	(788,944)
Advisory fee reduction on unsupervised assets (See Note 3)	(1,834)
Expenses paid indirectly by broker (See Note 3)	(6,602)
Custodian fee credits	(989)

Total Reductions and Credits	(798,369)

Net Expenses	10,168,256

Net Investment Income	7,512,558

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	25,312,887
Net realized gain on futures contracts	1,136,700
Net realized loss on foreign currency transactions	(39,241)

Net realized gain on investments, futures contracts, and foreign currency transactions	26,410,346

Net change in unrealized appreciation/depreciation:
on investments	(3,132,802)
on futures contracts	207,892
on foreign currency translations	(13,663)

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(2,938,573)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	23,471,773

Net Increase in Net Assets Resulting from Operations	30,984,331

Total Distributions to Preferred Shareholders	(9,656,002)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$21,328,329

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
Operations:
Net investment income	$7,512,558		$8,823,491
Net realized gain on investments, futures contracts, and foreign currency transactions	26,410,346		141,754,269
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(2,938,573)		172,675,187

Net Increase in Net Assets Resulting from Operations	30,984,331		323,252,947

Distributions to Preferred Shareholders:
Net investment income	(2,262,720	)*	(1,122,792)
Net realized gain	(7,393,282	)*	(17,167,274)

Total Distributions to Preferred Shareholders.	(9,656,002)		(18,290,066)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	21,328,329		304,962,881

Distributions to Common Shareholders:
Net investment income	(5,294,362	)*	(8,169,123)
Net realized gain	(17,395,760	)*	(124,904,270)
Return of capital	(52,943,617	)*	(965,800)

Total Distributions to Common Shareholders	(75,633,739)		(134,039,193)

Fund Share Transactions:
Net increase from common shares issued in rights offering	—		173,327,861
Net increase in net assets from common shares issued upon reinvestment of distributions	5,166,742		8,540,513
Net increase in net assets from repurchase of preferred shares	—		19,887
Rights offering costs for common shares charged to paid-in capital	(57,015)		(600,000)

Net Increase in Net Assets from Fund Share Transactions	5,109,727		181,288,261

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(49,195,683)		352,211,949

Net Assets Attributable to Common Shareholders:
Beginning of year	1,632,326,979		1,280,115,030

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,583,131,296		$1,632,326,979

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2018		Year Ended December 31,
	(Unaudited)		2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$6.47		$5.84		$5.70		$6.78		$7.23	$5.60

Net investment income	0.03		0.04		0.07		0.06		0.07	0.06
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	0.10		1.42		0.75		(0.44)		0.30	2.26

Total from investment operations	0.13		1.46		0.82		(0.38)		0.37	2.32

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.00	)(b)		(0.01)	(0.01)		(0.01)	(0.01)
Net realized gain	(0.03	)*		(0.08)		(0.06)	(0.05)		(0.05)	(0.06)

Total distributions to preferred shareholders		(0.04)		(0.08)		(0.07)	(0.06)		(0.06)	(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.09		1.38		0.75		(0.44)		0.31	2.25

Distributions to Common Shareholders:
Net investment income	(0.02	)*		(0.04)		(0.08)	(0.05)		(0.05)	(0.05)
Net realized gain	(0.07	)*		(0.57)		(0.52)	(0.44)		(0.49)	(0.57)
Return of capital	(0.21	)*	(0.00	)(b)	(0.00	)(b)	(0.15)		(0.10)	—

Total distributions to common shareholders		(0.30)		(0.61)		(0.60)	(0.64)		(0.64)	(0.62)

Fund Share Transactions:
Increase/decrease in net asset value from common share transactions	—			(0.14)	—		—		(0.12)	0.00 (b)
Increase in net asset value from repurchase of preferred shares	—		0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—			(0.01)	—		—	0.00 (b)
Offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.00	)(b)	—		—		—	—

Total Fund share transactions	(0.00	)(b)		(0.14)		(0.01)	0.00	(b)	(0.12)	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Period	$6.26		$6.47		$5.84		$5.70		$6.78	$7.23

NAV total return †		1.34%		24.64%		13.66%	(6.85)%		4.68%	41.90%

Market value, end of period	$6.26		$6.19		$5.52		$5.31		$6.47	$7.75

Investment total return ††		6.06%		24.65%		15.71%	(8.54)%		(6.08)%	52.44%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,996,045		$2,045,240		$1,693,448		$1,582,823		$1,820,361	$1,712,663
Net assets attributable to common shares, end of period (in 000’s)	$1,583,131		$1,632,327		$1,280,115		$1,249,157		$1,486,491	$1,378,436
Ratio of net investment income to average net assets attributable to common shares before preferred distributions		0.93%		0.64%		1.23%	0.91%		0.82%	0.84%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions(c)	1.36	%(d)(e)	1.42	%(e)	1.44	%(e)	1.36	%(e)	1.37%	1.40%
net of fee reductions, if any(f)	1.26	%(d)(e)	1.42	%(e)	1.44	%(e)	1.25	%(e)	1.33%	1.40%
Portfolio turnover rate		5.0%		11.4%		12.7%	8.9%		10.9%	10.0%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Six Months Ended
	June 30, 2018	Year Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of period (in 000’s)	$ 72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3	3
Liquidation preference per share	$ 25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$ 25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$120,851	$123,830	$102,426	$118,593	$136,308	$128,106
5.875% Series D Preferred
Liquidation value, end of period (in 000’s)	$ 59,097	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$ 25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(i)	$ 25.64	$26.16	$26.22	$25.69	$25.21	$25.27
Asset coverage per share(h)	$ 120.85	$123.83	$102.43	$118.59	$136.31	$128.11
Auction Rate Series E Preferred
Liquidation value, end of period (in 000’s)	$ 28,000	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1	1
Liquidation preference per share	$ 25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$ 25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$120,851	$123,830	$102,426	$118,593	$136,308	$128,106
5.000% Series G Preferred
Liquidation value, end of period (in 000’s)	$ 69,495	$69,495	$69,743	$69,925	$70,099	$70,373
Total shares outstanding (in 000’s)	2,780	2,780	2,791	2,797	2,804	2,815
Liquidation preference per share	$ 25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(i)	$ 24.11	$24.50	$24.67	$23.78	$23.32	$23.91
Asset coverage per share(h)	$ 120.85	$123.83	$102.43	$118.59	$136.31	$128.11
5.000% Series H Preferred
Liquidation value, end of period (in 000’s)	$104,322	$104,322	$104,494	$104,644	$104,674	$104,757
Total shares outstanding (in 000’s)	4,173	4,173	4,180	4,186	4,187	4,190
Liquidation preference per share	$ 25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(i)	$ 24.40	$24.64	$25.00	$24.33	$22.82	$23.85
Asset coverage per share(h)	$ 120.85	$123.83	$102.43	$118.59	$136.31	$128.11
5.450% Series J Preferred
Liquidation value, end of period (in 000’s)	$ 80,000	$80,000	$80,000	—	—	—
Total shares outstanding (in 000’s)	3,200	3,200	3,200	—	—	—
Liquidation preference per share	$ 25.00	$25.00	$25.00	—	—	—
Average market value(i)	$ 25.17	$25.36	$25.43	—	—	—
Asset coverage per share(h)	$ 120.85	$123.83	$102.43	—	—	—
Asset Coverage(j)	483%	495%	410%	474%	545%	512%

†

Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.09%, 1.10%, 1.10%, 1.10%, 1.10%, and 1.10%, respectively.

(d)	Annualized.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.01%, 1.10%, 1.10%, 1.01%, 1.07%, and 1.10%, respectively.

(g)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage per share is calculated by combining all series of preferred stock.
(i)	Based on weekly prices.
(j)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1	—	quoted prices in active markets for identical securities;
●	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3	—	significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 49,742,630	—	$113,286	$ 49,855,916
Energy and Utilities	83,540,810	—	0	83,540,810
Manufactured Housing and Recreational Vehicles	2,588,330	$ 635,100	—	3,223,430
Telecommunications	56,843,355	80,061	—	56,923,416
Other Industries (a)	1,707,685,996	—	—	1,707,685,996
Total Common Stocks	1,900,401,121	715,161	113,286	1,901,229,568
Closed-End Funds	14,981,005	—	—	14,981,005
Convertible Preferred Stocks (a)	1,038,450	—	—	1,038,450
Rights (a)	—	27,910	7,500	35,410
U.S. Government Obligations	—	79,420,181	—	79,420,181
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,916,420,576	$80,163,252	$120,786	$1,996,704,614
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short Position	$ (3,608)	—	—	$ (3,608)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2018. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at June 30, 2018 are presented within the Schedule of Investments.

During the six months ended June 30, 2018, the Fund held an average monthly notional amount of equity futures contracts of approximately $27,389,608 while outstanding.

As of June 30, 2018, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Liabilities, Variation margin payable. For the six months ended June 30, 2018, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency; Net realized gain on futures contracts; and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2018, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, and 5.450% Series J Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$8,169,123	$1,122,792
Net long term capital gains	124,904,270	17,167,274
Return of capital	965,800	—

Total distributions paid	$134,039,193	$18,290,066

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$1,214,411,305	$857,706,173	$(75,416,472)	$782,289,701

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2018, the Fund accrued $85,036 in payroll expenses in the Statement of Operations.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

the stated dividend rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the six months ended June 30, 2018, the Fund’s total return on the NAV of the common shares did not exceed the dividend rate of the outstanding C, D, and E Preferred Stock. Thus, advisory fees of the C, D, and E Preferred Stock were reduced by $788,944.

During the six months ended June 30, 2018, the Fund paid $40,880 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,602.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2018, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2018, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $1,834.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2018, other than short term securities and U.S. Government obligations, aggregated $122,264,838 and $94,767,294, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not repurchase any shares of its common stock in the open market.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of common stock were as follows:

	Six Months Ended
	June 30, 2018		Year Ended
	(Unaudited)		December 31, 2017
	Shares	Amount	Shares	Amount
Increase from common shares issued in rights offering	—	—	31,514,058	$173,327,861
Increase from common shares issued upon reinvestment of distributions	816,230	$5,166,742	1,358,240	8,540,513

Net increase	816,230	$5,166,742	32,872,298	$181,868,374

The Fund has an effective shelf registration authorizing the offering of an additional $500 million of common or preferred shares. As of June 30, 2018, after considering the common share rights offering, the Fund has approximately $327 million available for issuance under the current shelf registration.

On November 6, 2017, the Fund distributed one transferable right for each of the 220,598,406 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On December 19, 2017, the Fund issued 31,514,058 common shares receiving net proceeds of $172,670,846, after the deduction of offering expenses of $657,015. The NAV of the Fund was reduced by $0.14 per share on the day the additional shares were issued due to the additional shares being issued below NAV.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, Series H, and Series J Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Fund may redeem at any time, in whole or in part, the Series C, Series D, Series E, Series G, Series H, and Series J Preferred Stock at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of Series D, Series G, Series H, and Series J Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not repurchase or redeem any shares of Series C, Series D, Series E, and Series J Preferred Stock. During the year ended December 31, 2017, the Fund repurchased and retired 9,905 of the Series G Preferred in the open market at an investment of $235,625 and an average discount of approximately 4.89%, and repurchased and retired 6,900 of the Series H Preferred in the open market at an investment of $163,263 and an average discount of approximately 5.39%.

The Fund has the authority to purchase its auction rate Series C and Series E preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/18	Net Proceeds	2018 Dividend Rate Range	Dividend Rate at 06/30/18	Accrued Dividends at 06/30/18
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	2.328% to 3.344%	3.239%	$19,434
D 5.875%	October 7, 2003	3,000,000	2,363,860	$ 72,375,842	Fixed Rate	5.875%	$48,221
E Auction Rate	October 7, 2003	2,000	1,120	$ 49,350,009	2.381% to 3.344%	3.239%	$ 2,519
G 5.000%	August 1, 2012	3,280,477	2,779,796	$ 69,407,417	Fixed Rate	5.000%	$48,260
H 5.000%	September 28, 2012	4,198,880	4,172,873	$100,865,695	Fixed Rate	5.000%	$72,446
J 5.450%	March 28, 2016	4,500,000	3,200,000	$ 77,212,332	Fixed Rate	5.450%	$60,556

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of May 23, 2018, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 14, 2018 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2018 in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Michael J. Ferrantino as a Director of the Fund. A total of 220,279,658 votes were cast in favor of this Director, and a total of 10,742,041 votes were withheld for this Director.

In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Director of the Fund. A total of 10,953,954 votes were cast in favor of this Director and a total of 506,731 votes were withheld for this Director.

Mario J. Gabelli, Frank J. Fahrenkopf, Jr., Arthur V. Ferrara, William F. Heitmann, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

Effective May 16, 2018, Anthony J. Colavita resigned from the Board and Kuni Nakamura was appointed to the Board.

We thank you for your participation and appreciate your continued support.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Equity Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 16, 2018, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality, and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as Directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered short term and long term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other core, growth, and value equity closed-end funds included in the Broadridge peer category. The Board noted that the Fund’s total return performance was above the average and median of a select group of peers for the one, three, five, and ten year periods ended March 31, 2018. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the “other non-advisory expenses” paid by the Fund are above the average and median for the Fund’s Broadridge peer group category and below the average and median for a select group of peers, and that management and gross advisory fees and total expenses were above the average and median of the Broadridge peer group range and a select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s Series C, Series D, and Series E

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

preferred stock if the total return on net asset value of the common stock does not exceed the stated dividend rate for the Series C, Series D, and Series E preferred stock, as applicable, for the year after consideration of the reinvestment of distributions and the advisory fees attributable to the incremental liquidation value of the Series C, Series D, and Series E preferred stock, and that the comparative “total expense ratio” and “other expense” information reflected these waivers, if applicable. The Independent Board Members concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(b)	Profitability and Costs of Services to Adviser.

The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro informa income statements for the Adviser and the Fund for the period ended December 31, 2017. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund, both as part of the Fund Complex and under the assumption that the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the absolute advisory fee was reasonable despite the absence of breakpoints, particularly in light of the above average performance over time.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted that the Adviser increased personnel and resources devoted to the Gabelli/GAMCO fund complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s above average performance over time.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable in relation to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

 GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GAB Q2/2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective January 2, 2018, Jennie Tsai was named a portfolio manager of the Fund. Ms. Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

There have been no other changes to the portfolio management team since December 31, 2017.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Ms. Tsai and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Jennie Tsai	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$1.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Jennie Tsai owned $0 of shares of the Fund as of December 31, 2017.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2018 through 01/31/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,112,464 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #2 02/01/2018 through 02/28/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,112,464 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #3 03/01/2018 through 03/31/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,112,464 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #4 04/01/2018 through 04/30/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A	Common –252,112,464 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796

	Preferred Series H – N/A Preferred Series J – N/A	Preferred Series H – N/A Preferred Series J – N/A	Preferred Series H – N/A Preferred Series J – N/A	Preferred Series H –4,172,873 Preferred Series J – 3,200,000
Month #5 05/01/2018 through 05/31/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,112,464 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #6 06/01/2018 through 06/30/2018	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 252,928,694 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Total	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Equity Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 8/27/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 8/27/2018

* Print the name and title of each signing officer under his or her signature.